AMENDMENT NO. 5 TO AMENDED AND RESTATED
LOAN AGREEMENT

        THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of June 26, 2003, is entered into by and between Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”) and Bank of America, N.A. as Administrative Agent (the “Agent”) for itself and for the other Lenders, with reference to the Amended and Restated Loan Agreement, dated as of September 16, 1999 (as amended, the “Loan Agreement”), among Borrower, the Agent and the Lenders.

RECITALS

A.     The Borrower has requested that the Lenders agree to extend the maturity of certain permitted indebtedness under the Loan Agreement.

B.     Reference is made to the Ground Lease Agreement dated October 28, 1994 by and among 21 Stars, Ltd., a Nevada limited liability company, Barbary Coast Hotel and Casino, a Nevada general partnership (“Barbary”), Wanda Peccole, as successor Trustee of the Peccole 1982 Trust dated February 15, 1982 and William Peter and Wanda Ruth Peccole Family Limited Partnership, as amended by First Amendment to Ground Lease Agreement, Waiver and Agreement dated August 30, 1995 (the Ground Lease”). The Ground Lease was assigned by Barbary to Gold Coast Hotel and Casino (“Gold Coast”), a Nevada limited partnership on September 1, 1995. On December 31, 1995 Gold Coast assigned the Ground Lease to Coast Resorts, Inc, a Nevada corporation (now Coast Casinos, Inc.) which immediately assigned the Ground Lease to Coast West, Inc. a Nevada corporation. Pursuant to Articles of Merger filed in the Office of the Secretary of State of the State of Nevada on March 23, 1999, Coast West merged into Coast Hotels and Casinos, Inc. and upon such merger, the Borrower succeeded to all of Coast West’s rights and interests in, to and under the Ground Lease.

C.     The Borrower has also requested that the Lenders consent to an amendment of the Ground Lease in connection with the construction of a bridge over the Las Vegas Beltway to Alta Drive (the “Bridge Project”). The Bridge Project is to be funded by the issuance of special improvement district bonds (the “Bonds”) to be paid by the Borrower pursuant to the Ground Lease Amendment.

AGREEMENT

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

    1.       Defined Terms. Any and all initially capitalized terms set forth without definition in this Amendment (including, without limitation, in the recitals hereto) shall have the respective meanings ascribed thereto in the Loan Agreement.

2. Section 4.22 (Tax Shelter Regulations). A new Section 4.22 is added to the Loan Agreement to read in full as follows:

       4.22   Tax Shelter Regulations. Borrower does not intend to treat the Loans and/or the Letters of Credit and related transactions as being a “reportable transaction”(within the meaning of Treasury Regulation Section 1.6011-4). In the event Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If Borrower so notifies the Administrative Agent, Borrower acknowledges that one or more of the Lenders may treat its Advances and/or its interest in Swing Line Advances and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

3. Section 6.10 (Indebtedness). Section 6.10 (i) of the Loan Agreement is amended to read in full as follows:

    “(i)        unsecured Indebtedness of Borrower in an aggregate principal amount not to exceed $20,000,000 which is incurred pursuant to credit documents entered into prior to April 1, 2003 and has a term which is not in excess of six months, and Contingent Obligations of the Guarantor with respect to such Indebtedness.”

4. Section 11.14 (Confidentiality). Section 11.14 is amended by adding the following sentence at the end thereof:

       Notwithstanding anything herein to the contrary, “confidential information” shall not include, and the Administrative Agent and each Lender may disclose to any and all Persons, without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

5. Consent Amendment of Ground Lease.

    (a)        Amendment of Ground Lease. Borrower has requested Lenders’ consent to amend the Ground Lease to include Borrower’s agreement to pay the Bonds (not to exceed two million dollars) as additional rent under the Ground Lease. Pursuant to Section 7.2 of the Construction Deed of Trust with Assignment of Rents and Fixture Filing made as of March 18, 1999 by and between Borrower, Equitable Deed Company and Agent (the “Deed of Trust”), an amendment of the Ground Lease requires the Administrative Agent’s consent. Pursuant to Section 11.2 of the Loan Agreement, an amendment of a Loan Document requires the consent of the Requisite Lenders.

    (b)        Consent. Upon the Effective Date, Lenders hereby consent to the amendment of the Ground Lease described in the preceding Section 5(a) (the “Lease Amendment”). The consent set forth herein shall be effective only as to the Lease Amendment. Borrower agrees that the consent set forth herein is a financial accommodation and shall be limited to the precise meaning of the words as written herein and shall not be deemed (i) to be a consent to any waiver or modification of any other term or condition of any Loan Document or any other document to which Borrower and Agent or Lenders are a party, or (ii) to prejudice, release or affect any right or remedy that Agent or Lenders may now have or may in the future have under or in connection with any Loan Documents or any other document to which Borrower and Agent or Lenders are a party other than with respect to the matters for which the consent has been provided.

    6.       Conditions Precedent. The effectiveness of this Amendment (the “Effective Date”) is subject to the prior satisfaction of each of the following conditions and the Consent set forth in Section 5 hereof.

(a) Agent shall have received this Amendment, duly executed by Borrower;

(b) Agent shall have received an acknowledgment, in the form attached hereto as Exhibit A, from Guarantor; and

(c) Agent shall have received a written consent from each of the Required Lenders, substantially in the form of Exhibit B.

    7.       Reaffirmation of Loan Documents; No Default; No Defenses; etc. Borrower hereby reaffirms the Loan Agreement and the Loan Documents and its obligations to Agent and Lenders thereunder. Borrower represents and warrants that there are no outstanding Events of Default under the Loan Agreement or any Loan Document. Borrower acknowledges that Agent and Lenders have fully complied with their respective obligations under any Loan Document and that Borrower has no defenses to the validity, enforceability or binding effect of any Loan Document.

    8.       Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together, shall constitute but one and the same instrument.

    9.       Otherwise Not Affected. In the event of any conflict or inconsistency between the Loan Agreement and the provisions of this Amendment, the provisions of this Amendment shall govern. Except to the extent set forth herein, the Loan Agreement shall remain unaltered and in full force and effect.

[Signature Pages Follow] IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:
COAST HOTELS AND CASINOS, INC.
By:	/s/ Harlan Braaten
Name: Title:	Harlan Braaten President and COO
ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Janice Hammond
Name: Title:	Janice Hammond Vice President

EXHIBIT A

ACKNOWLEDGMENT OF GUARANTOR

        In order to induce Agent to execute the Amendment No. 5 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”) and consenting to the amendment of the Ground Lease (as defined in the Amendment), and to induce the Lenders to consent to the Amendment, the undersigned hereby represents, warrants and agrees that the undersigned has reviewed and approved the Amendment and that nothing contained therein shall diminish, alter, amend or otherwise affect the undersigned’s obligations to Agent, for the benefit of Lenders, under the Guaranty dated March 18, 1999 (the “Guaranty”) made by the undersigned in favor of Agent for the benefit of the Lenders. The undersigned further confirms that the Guaranty shall continue in full force and effect and agrees that it shall continue to be liable under such Guaranty in accordance with the terms thereof. The undersigned further confirms that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Guaranty. Any and all initially capitalized terms set forth in this Acknowledgment of Guarantor shall have the respective meanings ascribed thereto in the Loan Agreement, as amended by the Amendment.

        Dated: June 26, 2003.

"Guarantor"
COAST CASINOS, INC. a Nevada corporation
By:	/s/ Harlan Braaten
Name: Title:	Harlan Braaten President and COO

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 5 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”), and consenting to an amendment to the Ground Lease (as defined in the Amendment). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Bank of America, N.A.
[Name of Lender]
By:	/s/ Matthew Koening
Name: Title:	Matthew Koening Managing Director
Dated: June 23, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 5 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”), and consenting to an amendment to the Ground Lease (as defined in the Amendment). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Bank of Scotland
[Name of Lender]
By:	/s/ Susan E. Hay
Name: Title:	Susan E. Hay Director, Business Services
Dated: June 26, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 5 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”), and consenting to an amendment to the Ground Lease (as defined in the Amendment). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Comerica West Incorporated
[Name of Lender]
By:	/s/ Eoin Collins
Name: Title:	Eoin Collins Vice President
Dated: June 26, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 5 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”), and consenting to an amendment to the Ground Lease (as defined in the Amendment). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Hibernia National Bank
[Name of Lender]
By:	/s/ Chis Haskew
Name: Title:	Chis Haskew Vice President
Dated: June 23, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 5 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”), and consenting to an amendment to the Ground Lease (as defined in the Amendment). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

U.S. Bank National Association
[Name of Lender]
By:	/s/ Ryan Stipe
Name: Title:	Ryan Stipe Assistant Vice President
Dated: June 25, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 5 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”), and consenting to an amendment to the Ground Lease (as defined in the Amendment). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Wells Fargo Bank, National Association
[Name of Lender]
By:	/s/ Rick Bokum
Name: Title:	Rick Bokum Vice President
Dated: June 20, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 5 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”), and consenting to an amendment to the Ground Lease (as defined in the Amendment). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

West Coast Bank
[Name of Lender]
By:	/s/ Tim Johnson
Name: Title:	Tim Johnson Vice President
Dated: June 23, 2003